EXHIBIT 10.8.8

SEVENTH AMENDMENT
TO
SUBLEASE

THIS SEVENTH AMENDMENT TO SUBLEASE (this "Seventh Amendment") is made and entered as of this 17th day of  February, 2017  (the "Effective Date") by and between COVIDIEN LP, a Delaware limited partnership, as successor in interest to Ludlow Technical Products Corporation, a New York corporation formerly known as Graphic Controls Corporation ("Sublandlord"), and SYNACOR, INC.,  a Delaware  corporation ("Subtenant").

WITNESSETH:

Sublandlord is the tenant under that certain Property Lease dated March 13, 1998, with Waterfront Associates, LLC ("Landlord"), as landlord, covering Building No. 3, Waterfront Village Center, 40 La Riviere Drive, Buffalo, New York 14202 (the "Building"), as amended by that certain First Amendment to Lease dated April 29, 1998, that Second Amendment to Lease dated April 21, 1999, that Third Amendment to Lease dated July 30, 1999, and that Fourth Amendment to Lease dated December 30, 2007 (collectively, the Property Lease and amendments thereto are the "Lease").

Under the terms  and conditions of that certain Sublease dated as of March  3, 2006 (the "Original Sublease"), as amended by that certain First Amendment to Sublease ("First Amendment") dated September 25, 2006, that certain Second Amendment to Sublease ("Second Amendment") dated February 27, 2007, that certain Third Amendment to Sublease ("Third Amendment") dated June 30, 2010, that certain Fourth Amendment to Sublease ("Fourth Amendment") dated May 21, 2013 that certain Fifth Amendment to Sublease (“Fifth Amendment”) dated July 10, 2013, and that Certain Sixth Amendment (“Sixth Amendment”) dated February 8, 2016 (collectively, the "Sublease"), Subtenant subleases from Sublandlord approximately 30,808 rentable square feet of space located on the third floor of the Building (the "Premises"), which  Premises is more particularly described in the Sublease as the Premises.

The Term of the Sublease expires on December 31, 2017 and Sublandlord and Subtenant desire to extend the Term of the Sublease.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby   acknowledged, Sublandlord and Subtenant agree as follows:

ARTICLE   I

EXTENSION OF TERM

Section 1.1 Commencement Date. The extended term (the "Extension Term") of this Sublease shall commence January 1, 2018, and the Extension Term shall expire upon the Expiration Date (hereinafter defined).

Section 1.2 Expiration Date.  Subject to the terms, covenants, or conditions of the Sublease, the Extension Term shall end on the earlier of: (a) November 30, 2018, or (b) five days before the expiration or earlier termination, for any reason whatsoever, of the Lease. The date of expiration of this Sublease shall be referred to herein as the "Expiration Date."

Section 1.3 Early Termination by Subtenant. The provision for early termination set forth in Section 1.3 of the Sixth Amendment is hereby cancelled and of no further force and effect.

ARTICLE 2

IMPROVEMENT AND RESTORATION

Section 2.1 AS-IS Condition of Premises.  Subtenant accepts the Extension Premises "AS-IS" in its presently existing condition, and Sublandlord shall not be required to perform any demolition work or tenant-finish work therein or to provide any allowances therefor.

Section 2.2Subtenant's Improvements.   Subtenant may perform improvements in the Extension Premises at its sole cost and expense subject to compliance with all of the terms, conditions and requirements of the Lease and the Sublease and all applicable building codes.

Section 2.3Restoration. Subtenant shall comply with all terms of the Master Lease regarding restoration and surrender and bears sole responsibility therefor.  Notwithstanding the foregoing, Sublandlord acknowledges and that Subtenant has recently made non-structural improvements to the Premises in the form of painting and the installation of new cabinetry and flooring in the kitchen, lobby, main conference room and executive office suite areas. Sublandlord acknowledges that Subtenant will make additional non-structural improvements to the remainder of the Premises in the form of painting and installation of carpeting.  Sublandlord acknowledges and agrees that Subtenant shall not be required to remove these improvements upon surrender of the Premises upon the Expiration Date.

ARTICLE 3

RENT

Section 3.1Adjustment to Fixed Rent.    Fixed Rent due during the Extension Term in the amount of  shall be payable in equal monthly installments of $30,808.00 each for the period commencing upon the Commencement Date of the Extension Term and expiring on the Expiration Date.

Section 3.2Payment of Rent. All Rent payments due to Sublandlord under the Sublease shall be made to: Covidien LP, Attn: Global Real Estate, 710 Medtronic Pkwy. MS LS-120, Minneapolis, MN  55432.

ARTICLE 4
BROKERAGE

Section  4.1Representation and Indemnification. Sublandlord and Subtenant each warrant to the other that in the negotiation of this Seventh Amendment to Sublease they dealt with no real estate broker or salesman except Pyramid Brokerage Company/Cushman Wakefield and CB Richard Ellis Buffalo NY, LLC. Sublandlord shall compensate such broker pursuant to a separate agreement. Except as otherwise set forth herein, each of Subtenant and Sublandlord shall indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent.

ARTICLE 5

NOTICES

Section 5.1Notices.  Any notice, demand, consent, approval, direction, agreement or other communication required or permitted hereunder or under any other documents in connection herewith to Sublandlord shall be in writing and shall be directed as follows:

Covidien LP
710 Medtronic Parkway
Minneapolis, MN 55432-5604
Attn: Real Estate Dept.  MS LS-120

ARTICLE 6

MISCELLANEOUS TERMS

Section 6.1Ratification.  Subtenant and Sublandlord hereby ratify and  confirm their respective rights and obligations under the Sublease, and represent and warrant to the other that they each have no defenses thereto.

Section 6.2Binding Effect; Governing Law; Recitals.  Except as modified hereby, the Sublease shall remain in full effect, and the Sublease and this Seventh Amendment shall be binding upon the Sublandlord and Subtenant and their successors and assigns.  If any inconsistency exists or arises between the terms of this Seventh Amendment and the terms of the Sublease, the terms of this Seventh Amendment shall prevail.  This Seventh Amendment shall be governed by the laws of the State of New York.  The recitals at the beginning of this Seventh Amendment are hereby incorporated as of fully set forth herein.  Capitalized terms used herein but not defined shall have the meanings given such terms under the Sublease.

Section 6.3    Counterparts.  This Seventh Amendment may be executed in multiple counterparts, each of which shall constitute an original, with the same effect as if the signatures thereto were upon the same instrument.  If any signature to this Seventh Amendment is delivered by facsimile transmission or by e-mail delivery of a portable document format (.pdf or similar format) data file, then such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  This Seventh Amendment shall become effective when both Sublandlord and Subtenant have received a counterpart hereof signed by the other.

Signatures are on the next page.

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Seventh

Amendment to Sublease as of the day and year first above written.

SUBLANDLORD:		SUBTENANT:
Covidien LP		Synacor, Inc

By:	/s/ Ann Brown	By:	/s/ William J. Stuart
Name:	Ann Brown	Name:	William J. Stuart
Title:	Sr. Director, Global Real Estate	Title:	Chief Financial Officer

State of __________________)

) ss.

County of ________________)

On the _____ day of __________, in the year 2017, before me, the undersigned, a Notary Public in and for said state of New York , personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Erie County, New York.

__________________________________

Notary Public

[SEAL]My Commission Expires:

State of __________________)

  ) ss.

County of ___________________)

On the _____ day of ____________, in the year 2017, before me, the undersigned, a Notary Public in and for said state of Minnesota, personally appeared Ann Brown, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in ____________ County, __________________.

__________________________________

Notary Public

[SEAL]My Commission Expires:

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